UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12
Harley-Davidson, Inc.
_________________________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
_________________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all the boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

Your **Vote** Counts!

HARLEY-DAVIDSON, INC.

2026 Annual Meeting
Vote by May 20, 2026
11:59 p.m. ET

HARLEY-DAVIDSON, INC.
ATTN: PAUL J. KRAUSE
3700 W. JUNEAU AVENUE
MILWAUKEE, WI 53208

V87481-P42303

SHAREHOLDERS MEETING NOTICE

Important Notice Regarding the Availability of Proxy Materials for the Harley-Davidson, Inc. Annual Shareholders Meeting to be held on Thursday, May 21, 2026 at 3:00 p.m. CDT.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on are located on the reverse side. Your vote is important!

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 12, 2026
Date: May 21, 2026 Time: 3:00 p.m. Central Time
Location: Meeting live via the Internet. Please visit:
www.virtualshareholdermeeting.com/HOG2026.

This communication is not a form of voting and only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Get informed before you vote

You are receiving this communication because you hold shares in the company named above. View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future shareholders meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting

May 21, 2026
3:00 p.m. Central Time

Virtually at:
www.virtualshareholdermeeting.com/HOG2026

The 2026 Annual Meeting of Shareholders of Harley-Davidson, Inc. will be held on Thursday, May 21, 2026 at 3:00 p.m. CDT, virtually via the Internet at www.virtualshareholdermeeting.com/HOG2026.

Vote at www.ProxyVote.com

SHAREHOLDERS MEETING NOTICE

THIS IS NOT A VOTABLE BALLOT

To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. During the Annual Meeting, a list of our shareholders maintained under Wisconsin law will be available for viewing by shareholders at www.virtualshareholdermeeting.com/HOG2026.

This is an overview of the proposals being presented at the upcoming shareholders meeting. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items	Board Recommends
1. To elect eight directors to the Board of Directors **Nominees:** 01) Troy Alstead 02) Lori Flees 03) Allan Golston 04) Rafeh Masood 05) Daniel J. Nova 06) Matthew J. Reintjes 07) Artie Starrs 08) Maryrose Sylvester	For
2. To approve, by advisory vote, the compensation of our Named Executive Officers.	For
3. To approve an amendment to the Harley-Davidson, Inc. 2020 Incentive Stock Plan.	For
4. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	For
5. To vote on a shareholder proposal regarding a climate transition plan.	Against

NOTE: By submitting your proxy, you authorize Paul Krause and Jonathan Root to use their discretion when voting upon any other matter that may properly come before the 2026 Annual Meeting to the extent authorized by Rule 14a-4(c) under the Securities Act of 1934, as amended.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V87482-P42303